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                                                                  Exhibit 99.(g)


CHASE


                            GLOBAL CUSTODY AGREEMENT

       This AGREEMENT is effective January 6, 1998, and is between THE CHASE MANHATTAN BANK ("Bank") and each of the funds set forth in Schedule A hereto (with each fund a "Customer").

       It is hereby agreed as follows:

1. Customer Accounts.

       Bank shall establish and maintain the following accounts ("Accounts"):

       (a) A custody account in the name of Customer ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by Bank or its Subcustodian (as defined in Section 3) for the account of Customer ("Securities"); and

       (b) A deposit account in the name of Customer ("Deposit Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer, which cash shall not be subject to withdrawal by draft or check.

       Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in
Section 11) concerning the Accounts. Bank may deliver securities of the same class in place of those deposited in the Custody Account.

       Upon written agreement between Bank and Customer, additional Accounts may be established and separately accounted for as additional Accounts hereunder.

2. Maintenance of Securities and Cash at Bank and Subcustodian Locations.

       Unless Instructions specifically require another location acceptable to
Bank:

       (a) Securities shall be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

       (b) Cash shall be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

       Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and Bank can comply with such Instructions, Bank is authorized to maintain cash balances on deposit for Customer with itself or one of its "Affiliates" at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as Customer may direct, if acceptable to Bank. For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, Bank.

       If Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by Bank and Customer.

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3. Subcustodians and Securities Depositories.

       Bank may act hereunder through the subcustodians listed in Schedule B hereof with which Bank has entered into subcustodial agreements ("Subcustodians"). Customer authorizes Bank to hold Assets in the Accounts in accounts which Bank has established with one or more of its branches or Subcustodians. Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

       Bank reserves the right to add new, replace or remove Subcustodians. Customer shall be given reasonable notice by Bank of any amendment to Schedule
B. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian of Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4. Use of Subcustodian.

       (a) Bank shall identify the Assets on its books as belonging to Customer.

       (b) A Subcustodian shall hold such Assets together with assets belonging to other customers of Bank in accounts identified on such subcustodian's books as custody accounts for the exclusive benefit of customers of Bank.

       (c) Any Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian.

       (d) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian except for safe custody or administration, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws. Where Securities are deposited by a Subcustodian with a securities depository, Bank shall cause the Subcustodian to identify on its books as belonging to Bank, as agent, the Securities shown on the Subcustodian's account on the books of such securities depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

5. Deposit Account Transactions.

       (a) Bank or its Subcustodians shall make payments from the Deposit Account upon receipt of Instructions which include all information required by Bank.

       (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, Bank, in its discretion, may advance Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by Bank on similar loans.

       (c) If Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, Customer shall promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If Customer does not promptly return any amount upon such notification, Bank shall be entitled, upon oral or written notification to Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for Customer upon Instructions after consultation with Customer.

6. Custody Account Transactions.

       (a) Securities shall be transferred, exchanged or delivered by Bank or its Subcustodian upon receipt by Bank of Instructions which include all information required by Bank. Settlement and payment for Securities received

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for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to Bank.

       (b) Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions shall be credited or debited to the Accounts on the date cash or Securities are actually received by Bank and reconciled to the Account.

              (i) Bank, upon oral or written notice to Customer, may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by Bank in its discretion, after the contractual settlement date for the related transaction.

              (ii) If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, Bank may reverse the credits and debits of the particular transaction at any time.

7. Actions of Bank.

       Bank shall follow Instructions received regarding Assets held in the Accounts. However, until it receives Instructions to the contrary, Bank shall:

       (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that Bank or Subcustodian is actually aware of such opportunities.

       (b) Execute in the name of Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

       (c) Exchange interim receipts or temporary Securities for definitive Securities.

       (d) Appoint brokers and agents for any transaction for which Bank has received Instructions involving the Securities, including, without limitation, Affiliates of Bank or any Subcustodian.

       (e) Issue statements to Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

       Bank shall send Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless Customer sends Bank a written exception or objection to any Bank statement within sixty (60) days of receipt, Customer shall be deemed to have approved such statement. In such event, or where Customer has otherwise approved any such statement, Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom and based on information which Customer knew or reasonably should have known as though it had been settled by the decree of a court of competent jurisdiction in an action where Customer and all persons having or claiming an interest in Customer or Customer's Accounts were parties.

       Provided that Bank has acted in accordance with the standard of care in
Section 12 (a) hereof, all collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of Customer. Provided that Bank has acted in accordance with the standard of care in Section 12(a) hereof, Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which Bank has agreed to take any action hereunder.

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8. Corporate Actions; Proxies; Tax Reclaims.

       (a) Corporate Actions. Whenever Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Bank shall give Customer prompt notice of such Corporate Actions to the extent that Bank has received actual notice of the Corporate Action from the relevant issuer or issuer's agent or as to which notice is published in publications routinely utilized by Bank for this purpose.

       When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split is received which bears an expiration date, Bank shall endeavor to obtain Instructions from Customer or its Authorized Person (as defined in Section 10 hereof), but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized but need not sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds, if Bank, in good faith, deems such action to be appropriate in which case it shall be held harmless for any such action.

       (b) Proxy Voting. Bank shall provide proxy voting services, if elected by Customer, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

       (c) Tax Reclaims.

              (i) Subject to the provisions hereof, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of Customer which Bank believes may be available to such Customer.

              (ii) The provision of tax reclaim services by Bank is conditional upon Bank receiving from the beneficial owner of Securities (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from Bank). Customer acknowledges that, if Bank does not receive such declarations, documentation and information, additional United Kingdom taxation shall be deducted from all income received in respect of Securities issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax shall be deducted from U.S. source income. Customer shall provide to Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. Customer undertakes to notify Bank immediately if any such information requires updating or amendment.

              (iii) Provided that Bank has acted in accordance with the standard of care in Section 12(a) hereof, Bank shall not be liable to Customer or any third party for any taxes, fines or penalties payable by Bank or Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by Customer or any third party acting as agent for Customer, or as a result of the provision to Bank or any third party of inaccurate or misleading information or the withholding of material information by Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond the control of Bank.

              (iv) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Deposit Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Securities or Cash Accounts.

              (v) Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Customer from time to time and Bank may, by notification in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause, Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

              (vi) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Customer or the Securities and/or Cash held for Customer.

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              (vii) Tax reclaim services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank); provided that. Bank shall be liable for the performance of any such third party to the same extent as Bank would have been if it performed such services itself

9. Nominees.

       Securities which are ordinarily held in registered form may be registered in a nominee name of Bank, Subcustodian or securities depository, as the case may be. Bank may without notice to Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, Bank may allot the called portion to the respective beneficial holders of such class of security in any manner Bank deems to be fair and equitable. Customer shall hold Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.

10. Authorized Persons.

       As used herein, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11. Instructions.

       The term "Instructions" means instructions of any Authorized Person received by Bank, via telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to Bank which Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded. I

       Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Customer shall hold Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Bank's failure to produce such confirmation at any subsequent time. Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which Bank shall make available to Customer or its Authorized Persons.

12. Standard of Care; Liabilities.

       (a) Bank shall be responsible for the performance of only such duties as are set forth herein or expressly contained in Instructions which are consistent with the provisions hereof as follows:

              (i) Bank shall use reasonable care with respect to its obligations hereunder and the safekeeping of Assets. Bank shall be liable to Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that Bank would be liable to Customer if Bank were holding such Assets in New York. In the event of any loss to Customer by reason of the failure of Bank or its Subcustodian to utilize reasonable care (including, but not limited to, as respects corporate actions), Bank shall be liable to Customer only to the extent of Customer's direct damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances. Bank shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Customer in connection with the transactions contemplated hereby

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       and the relationship established hereby even if Bank has been advised as to the possibility of the same and regardless of the form of the action.

              (ii) Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or Affiliate of Bank. Bank shall not be responsible for any act, omission, default or the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.

              (iii) Bank shall be indemnified by, and without liability to Customer for any action taken or omitted by Bank whether pursuant to Instructions or otherwise within the scope hereof if such act or omission was in good faith, without negligence. In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

              (iv) Customer shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

              (v) Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

              (vi) Bank need not maintain any insurance for the benefit of Customer.

              (vii) Without limiting the foregoing, Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets; except that, with respect to the failure of machines, systems, interruption of communication facilities or abnormal operating conditions on Bank or a Subcustodian's premises or otherwise within the control of Bank or a Subcustodian, Bank shall not be so excused to the extent that such failure was on account of Bank's or the Subcustodian's (as the case may be) negligence (such as a failure to have had routine maintenance performed or to have selected equipment reasonably suitable for the purposes contemplated hereby given, in the case of Subcustodians, local market practices with respect to such matters). Bank confirms that it has in place backup procedures, periodically tested by it, that would permit continued operation of its Brooklyn, New York and Bournemouth, England data centers in the event of a failure of its systems or equipment.

              (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war (whether declared or undeclared) or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

       (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that Bank shall have no duty or responsibility to:

              (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

              (ii) supervise or make recommendations with respect to investments or the retention of Securities;

              (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) hereof;

              (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant hereto; and

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              (v) review or reconcile trade confirmations received from brokers.
       Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank.

       (c) Customer authorizes Bank to act hereunder notwithstanding that Bank or any of its divisions or Affiliates may have a material interest in a transaction, or circumstances are such that Bank may have a potential conflict of duty or interest including the fact that Bank or any of its Affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.

13. Fees and Expenses.

       Customer shall pay Bank for its services hereunder the fees set forth in Schedule C hereto or such other amounts as may be agreed upon in writing, together with Bank's reasonable out-of-pocket or incidental expenses, such as, but not limited to, scrip and stamp fees, legal fees registration fees, and other costs that Bank pays on behalf of Customer. Bank shall have a lien on and is authorized to charge any Accounts of Customer for any amount owing to Bank under any provision hereof upon oral or written notice to Customer.

14. Miscellaneous.

       (a) Foreign Exchange Transactions. To facilitate the administration of Customer's trading and investment activity, subject to Instructions (which may be standing Instructions) Bank is authorized to enter into spot or forward foreign exchange contracts with Customer and may also provide foreign exchange through its subsidiaries, Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its subsidiaries, Affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of Bank, its subsidiary, Affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

       (b) Certification of Residency, etc. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

       (c) Access to Records. Bank shall allow Customer's independent public accountant reasonable access to the records of Bank relating to the Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under applicable law, Bank shall also obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of Customer's books and records.

       (d) Governing Law Successors and Assigns, Captions THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK and shall not be assignable by either party, but shall bind the successors in interest of Customer and Bank. The captions given to the sections and subsections of this Agreement are for convenience of reference only and are not to be used to interpret this Agreement.

       (e) Entire Agreement: Applicable Riders. Customer represents that the Assets deposited in the Accounts are (Check one):

       - Employee Benefit Plan or other assets subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

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       X  Investment Company assets subject to certain U.S. Securities and
       Exchange Commission rules and regulations;

       ___ Neither of the above.

       This Agreement consists exclusively of this document together with Schedules A-C, and the following Rider(s) [Check applicable rider(s)]:

       ___ ERISA

       X  INVESTMENT COMPANY.

       X  PROXY VOTING

       X  SPECIAL TERMS AND CONDITIONS

       There are no other provisions hereof and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment hereto must be in writing, executed by both parties.

       (f) Severability. In the event that one or more provisions hereof are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

       (g) Waiver. Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision hereof, or waiver of any breach or default, is effective unless in writing and signed by the parry against whom the waiver is to be enforced.

       (h) Representations and Warranties. (i) Customer hereby represents and warrants to Bank that: (A) it has full authority and power to deposit and control the Securities and cash deposited in the Accounts; (B) it has all necessary authority to use Bank as its custodian; (C) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (D) it shall have full authority and power to borrow moneys and enter into foreign exchange transactions; and (E) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank. (ii) Bank hereby represents and warrants to Customer that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation; enforceable in accordance with its terms; (C) that it has taken all necessary action to authorize the execution and delivery hereof.

       (i) Notices. All notices hereunder shall be effective when actually received. Any notices other communications which may be required hereunder are to be sent to the parties at the following address or such other addresses as may subsequently be given to the other party in writing: (a) Bank: The Chase Manhattan Bank, 4 Chase MetroTech Center, l8th Floor, Brooklyn, N.Y. 11245,
Attention: Global Investor Services, Investment Management Group (Reserve Funds Relationship Manager) and to The Chase Manhattan Bank, 3 Chase MetroTech Center, 8th floor, Brooklyn, N.Y. 11245, Attention: Reserve Funds Service Manager; and
(b) Customer: [Fund name) c/o The Reserve Funds, 810 Seventh Avenue, New York, 10019-5868. Attn: Operations Manager.

       (j) Termination. This Agreement may be terminated by Customer or Bank by giving ninety (90) days written notice to the other, provided that such notice to Bank shall specify the names of the persons whom Bank shall deliver the Assets in the Accounts. If notice of termination is given by Bank, Customer shall within ninety (90) days following receipt of the notice, deliver to Bank Instructions specifying the name of the persons to whom Bank shall deliver the Assets. In either case Bank shall deliver the Assets to persons so specified, after deducting any amounts which Bank determines in good faith to be owed to it under Section 13, an explanation for any such deductions shall be furnished to Customer. If within ninety (90) days following receipt of a notice of termination by Bank, Bank does not receive Instructions from Customer specifying the names of the persons to whom Bank shall deliver the Assets, Bank, at its

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election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed pursuant to the provisions hereof, or to Authorized Persons, or may continue to hold the Assets Instructions are provided to Bank.

       (k) Imputation of certain information. Bank shall not be held responsible for and shall not required to have regard to information held by any person by imputation or information of which Bank not aware by virtue of a "Chinese Wall" arrangement. If Bank becomes aware of confidential information which in good faith it feels inhibits it from effecting a transaction hereunder Bank may refrain from effecting it.

       (l) Year 2000. Bank confirms that it is aware of the problem that may be presented for certain computer systems by use of date fields and the like on and after January 1, 2000 and that Bank has developed and is implementing a plan to help assure that Bank's systems as the same relate to services provided hereunder will be unaffected by such problems.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

THE RESERVE FUNDS                                  THE CHASE MANHATTAN BANK

By:_______________                                 ____________________________
Title:____________                                 Title:
Date______________                                 Date:


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  STATE OF NY        )

                     : ss

COUNTY OF NY         )

       On this 9th day of January 1998 before me personally came Michelle L. Neufield, to me known, who being by me duly sworn, did depose and say that he/she resides in Fairfield, Ct. at 325 Romanock Rd., that her/she is General Counsel & Secy of The Reserve Funds & all affiliates, the entity described in and which executed the foregoing instrument; that he/she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that he/she signed his/her name thereto by like order.










Sworn to before me this 9th
Day of January, 1998.


         Notary



/s/ PATRICIA Maldonado
Notary Public, State of New York
No. 01MA5014011
Qualified in Bronx County
Commission Expires July 6, 1999.

              Investment Company Rider to Global Custody Agreement

                      Between The Chase Manhattan Bank and

                                The Reserve Funds

                            Effective January 6, 1998

The following modifications are made to the Agreement:

The following modifications are made to the Agreement:

       A. Add a new Section 15 to the Agreement as follows:

       15. Compliance with SEC rule 17f-5.

       (a) Customer's board of directors (or equivalent body) (hereinafter 'Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's 'Foreign Custody Manager' (as that term is defined in SEC rule l7f-5 (a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule l7f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any 'Compulsory Depository. A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because:
(1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Customer from time to time.

       (b) In connection with the foregoing, Bank shall:

              (i) provide written reports notifying Customer's Board of the placement of Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

              (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

              (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule l7f-5(c)(l)(i)-(iv);

              (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodians that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market. In making this determination, Bank shall consider the provisions of Rule l7f-5(c)(2), together with whether Bank shall be liable to Customer for any loss which shall occur as the result of the failure of the Eligible Foreign Custodian to exercise reasonable ca with respect to the safekeeping of such Assets to the same extent that Bank would be liable to Customer if Bank were holding such Assets in New York; and

              (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

       (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

       (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule l7f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the '1940 Act'), as the same may be amended from time to time; (2) its Board: (i) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager (ii) or its investment advisor shall have determined that Customer may maintain Assets in each country in which Customer's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like)."

       B. Add the following after the first sentence of Section 3 of the
Agreement: "At the request of Customer, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects not to add any such entity."

       C. Add the following language to the end of Section 3 of the Agreement:

The term Subcustodian as used herein shall mean the following:

       (a) a U.S. Bank, which shall mean a U.S. bank as defined in SEC rule l7f-5(a)(7);

       (b) an 'Eligible Foreign Custodian,' which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(5) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States to the extent acting as a transnational system for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Section 12(a)(i), the term Subcustodian shall include neither any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager nor any Compulsory Depository."

       D. Insert the following language at the beginning of the second sentence of Section 12(a)(i):

       "Except with respect to those countries as to which the parties may from time to time agree in writing otherwise".

       E. In recognition of the fact that compliance with amended Rule l7f-5 is in an early stage of development and of the importance to Bank of the relationship between Bank and Customer, Bank hereby agrees that, if prior to June 15, 1998, Bank makes any material change to this rider for its mutual fund customers, Customer shall be given the option of continuing to operate under this rider or pursuant to the changed rider. Customer shall promptly notify Bank of whether or not it elects to operate pursuant to the changed rider, and if it does so elect, such election shall be effective on and after the date that Bank receives such notice.

                           GLOBAL PROXY SERVICE RIDER

                           To Global Custody Agreement

                                     Between

                            THE CHASE MANHATTAN BANK

                                       AND

                                THE RESERVE FUNDS

                                 January 6, 1998

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting;
       (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g. a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with (Section)10 of the Agreement. Proxy Services fees shall be as set forth in (Section)13 of the Agreement or as separately agreed.

----------------------------------------------------------------------------------------------------------------------
                                                     Appendix 1-A
                                                Compulsory Depositories
                                                 As of January 6,1998
----------------------------------------------------------------------------------------------------------------------
COUNTRY                        DEPOSITORY                                           INSTRUMENT
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Argentina                   Caja de Valores                               Equity Corporate & Government Debt

----------------------------------------------------------------------------------------------------------------------
Australia                   Austraclear Ltd.                              Corporate Debt, Money Market & Semi
                                                                          Government Debt
----------------------------------------------------------------------------------------------------------------------
                            CHESS                                         Equity
                            (Clearing House Electronic Sub-register
----------------------------------------------------------------------------------------------------------------------
                            RITS                                          Government Debt
                            (Reserve Bank Information and Transfer
----------------------------------------------------------------------------------------------------------------------
Austria                     Oesterreichischer Kontrolbank AG              Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------
Belgium                     CIK                                           Equity + Corporate Debt
                            (Caiss Interprofessionnelle de Deposits de
----------------------------------------------------------------------------------------------------------------------
                            Bank Nationale de Belgique                    Treasury Bills + Government Debt

----------------------------------------------------------------------------------------------------------------------
Brazil                      BOVESPA                                       Equity
                            (Bolsa de Valores de Sao Paolo)
----------------------------------------------------------------------------------------------------------------------
                            BVRJ                                          Equity
                            (Bolsa de Valores de Rio de Janeiro)
----------------------------------------------------------------------------------------------------------------------
Bulgaria                    BNB                                           Government Debt
                            (Bulgaria National Bank)
----------------------------------------------------------------------------------------------------------------------
Canada                      CDS                                           Equity, Corporate + Government Debt
                            (Canadian Depository for Securities)
----------------------------------------------------------------------------------------------------------------------
China,                      SSCCRC                                        Equity
Shanghai                    (Shanghai Securities Central Clearing and
----------------------------------------------------------------------------------------------------------------------
China,                      SSCC                                          Equity
Shenzhen                    (Shenzhen Securities Registration Co.,
----------------------------------------------------------------------------------------------------------------------
Czech                       SCP                                           Equity + Long-Term Government Debt
Republic                    (Securities Center)
----------------------------------------------------------------------------------------------------------------------
                            TKD                                           Treasury Bills + Money Market
                            (Trh Kratkododich Dlluhopisu or Short-
----------------------------------------------------------------------------------------------------------------------
Denmark                     VP                                            Equity, Corporate + Government Debt
                            (Vaerdipapircentralen)
----------------------------------------------------------------------------------------------------------------------
Egypt                       Misr Clearing & Sec. Dep.                     Equity

----------------------------------------------------------------------------------------------------------------------
Estonia                     EVK                                           Equity
                            (Estonian Central Depository for
----------------------------------------------------------------------------------------------------------------------
Euromarket                  Cedel & Euroclear                             Euro-Debt

----------------------------------------------------------------------------------------------------------------------
Finland                     CSR                                           Equity + Government Debt
                            (Central Share Registry Finland)
----------------------------------------------------------------------------------------------------------------------
                            Helsinki Money Market Center Ltd.             Money Market

----------------------------------------------------------------------------------------------------------------------
France                      SICOVAM                                       Equity + Corporate Debt.
                            (Banque de France)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                     Appendix 1-A
                                                Compulsory Depositories
                                                 As of January 6,1998
----------------------------------------------------------------------------------------------------------------------
COUNTRY                        DEPOSITORY                                           INSTRUMENT
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
France                      SATURNE                                       Government Debt
                            (Banque de France)
----------------------------------------------------------------------------------------------------------------------
Germany                     DKV                                           Equity, Corporate + Government Debt
                            (Deutscheer Kassenverein)
----------------------------------------------------------------------------------------------------------------------
Greece                      Apothetirio Titlon A.E.                       Equity

----------------------------------------------------------------------------------------------------------------------
                            Bank of Greece                                Government Debt

----------------------------------------------------------------------------------------------------------------------
Hong Kong                   CCASS                                         Equity
                            (Central Clearing and Settlement System)
----------------------------------------------------------------------------------------------------------------------
                            CMU                                           Corporate + Government Debt
                            (Central Money-markets Units)
----------------------------------------------------------------------------------------------------------------------
Hungary                     Keler Ltd.                                    Equity + Government Debt

----------------------------------------------------------------------------------------------------------------------
India                       NSDL                                          Equity + Corporate Debt
                            (National Securities Depository Ltd)
----------------------------------------------------------------------------------------------------------------------
Ireland                     CREST                                         Equity

----------------------------------------------------------------------------------------------------------------------
                            GSO                                           Government Debt
                            (Gilt Settlement Office)
----------------------------------------------------------------------------------------------------------------------
Israel                      TASE Clearing House                           Equity, Corporate + Government Debt
                            (Tel Aviv Stock Exchange Clearing
----------------------------------------------------------------------------------------------------------------------
Italy                       Monte Titoli                                  Equity + Corporate Debt

----------------------------------------------------------------------------------------------------------------------
                            Bank of Italy                                 Government Debt

----------------------------------------------------------------------------------------------------------------------
Japan                       Bank of Japan                                 Registered Government Debt

----------------------------------------------------------------------------------------------------------------------
Latvia                      LCD                                           Equity + Government Debt
                            (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------
Lebanon                     Midclear                                      Equity
                            (Custodian and Clearing Center of
----------------------------------------------------------------------------------------------------------------------
Luxenbourg                  Cedel                                         Equity

----------------------------------------------------------------------------------------------------------------------
Malaysia                    MCD                                           Equity
                            (Malaysian Central Depository Snd Bhd)
----------------------------------------------------------------------------------------------------------------------
Mauritius                   CDS                                           Equity
                            (Central Depository System)
----------------------------------------------------------------------------------------------------------------------
Mexico                      Indeval                                       Equity, Corporate + Government Debt.
                            (Institucion para el Deposito de Valores
----------------------------------------------------------------------------------------------------------------------
Morocco                     Maroclear                                     Equity + Corporate Debt

----------------------------------------------------------------------------------------------------------------------
Morroco, cont.              Bank Al'Maghrib                               Government Debt

----------------------------------------------------------------------------------------------------------------------
Netherlands                 NECIGEF/KAS Associate NV                      Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                     Appendix 1-A
                                                Compulsory Depositories
                                                 As of January 6,1998
----------------------------------------------------------------------------------------------------------------------
COUNTRY                        DEPOSITORY                                           INSTRUMENT
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                            De Nederlandsche Bank N.V.                    Money-Market

----------------------------------------------------------------------------------------------------------------------
                            NIEC                                          Premium Bonds
                            (Netherlands Interprofessioneel
----------------------------------------------------------------------------------------------------------------------
New Zealand                 Austraclear New Zealand                       Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------
Norway                      VPS                                           Equity, Corporate + Government Debt
                            (Verdipapiresentralen)
----------------------------------------------------------------------------------------------------------------------
Pakistan                    CDC                                           Equity
                            (Central Depository Company of Pakistan)
----------------------------------------------------------------------------------------------------------------------
Peru                        CAVALI                                        Equity
                            (Caja de Valores)
----------------------------------------------------------------------------------------------------------------------
Philippines                 PCD                                           Equity
                            (Phillippine Central Depository)
----------------------------------------------------------------------------------------------------------------------
Poland                      NDS                                           Equity, Long-Term Government Debt + Vouchers
                            (National Securities Depository)              Vouchers
----------------------------------------------------------------------------------------------------------------------
                            CRT                                           Treasury Bills
                            (Central Registry of Treasury Bills)
----------------------------------------------------------------------------------------------------------------------
Portugal                    Interbolsa                                    Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------
Romania                     SNCDD - RASDAQ                                Equity
                            (National Company for Clearing,
----------------------------------------------------------------------------------------------------------------------
                            Bucharest Stock Exchange Registry             Equity

----------------------------------------------------------------------------------------------------------------------
                            National Bank of Romania                      Treasury Bills

----------------------------------------------------------------------------------------------------------------------
Russia                      MICEX                                         GKO's
                            (Moscow Interbank Currency Exchange)          (Gosudarstvennye Kratkosrochnye
----------------------------------------------------------------------------------------------------------------------
Singapore                   CDP                                           Equity + Corporate Debt and Malaysian
                            (Central Depository Pte. Ltd.)                equities traded on CLOB
----------------------------------------------------------------------------------------------------------------------
                            Monetary Authority of Singapore               Government Debt

----------------------------------------------------------------------------------------------------------------------
Slovak                      SCP                                           Equity + Government Debt
Republic                    (Stredisko Cennych Papiru)
----------------------------------------------------------------------------------------------------------------------
                            National Bank of Slovakia                     Treasury Bills

----------------------------------------------------------------------------------------------------------------------
So. Africa                  CD                                            Corporate + Government Debt
                            (Central Depository)
----------------------------------------------------------------------------------------------------------------------
So. Korea                   KSD                                           Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------
Spain                       SCLV                                          Equity, + Corporate Debt
                            (Servicio de Compensacion y Liquidacion)
----------------------------------------------------------------------------------------------------------------------
Spain                       CBEO                                          Government Debt
                            (Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------
Sri Lanka                   CDS                                           Equity
                            (Central Depository System (Private))
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                     Appendix 1-A
                                                Compulsory Depositories
                                                 As of January 6,1998
----------------------------------------------------------------------------------------------------------------------
COUNTRY                        DEPOSITORY                                           INSTRUMENT
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Sweden                      VPC                                           Equity, Corporate + Government Debt
                            (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------
Switzerland                 SEGA                                          Equity, Corporate + Government Debt
                            (Schweizerische Effekten-Giro AG)
----------------------------------------------------------------------------------------------------------------------
Taiwan                      TSCD                                          Equity + Government Debt
                            (Taiwan Securities Central Depository)
----------------------------------------------------------------------------------------------------------------------
Thailand                    TSDC                                          Equity, Corporate + Government Debt
                            (Thailand Securities Depository Company)
----------------------------------------------------------------------------------------------------------------------
Tunisia                     STICODEVAM                                    Equity
                            (Societe Tunisienne Interprofessionnelle
----------------------------------------------------------------------------------------------------------------------
                            Ministry of Finance                           Government Debt tradable on the stock
                                                                          exchange (BTNBs)
----------------------------------------------------------------------------------------------------------------------
                            Central Bank of Tunisia                       Government Debt tradable on the stock
                                                                          exchange (BTCs)
----------------------------------------------------------------------------------------------------------------------
Turkey                      Takas Bank                                    Equity + Corporate Debt

----------------------------------------------------------------------------------------------------------------------
                            Central Bank of Turkey                        Government Debt

----------------------------------------------------------------------------------------------------------------------
United                      CREST                                         Equity + Corporate Debt
                            (Clearing & settlement system)
----------------------------------------------------------------------------------------------------------------------
                            CMO                                           Sterling CD's & CP
                            (Central Money-market Office)
----------------------------------------------------------------------------------------------------------------------
                            CGO                                           Gilts
                            (Central Gilts Office)
----------------------------------------------------------------------------------------------------------------------
United States               DTC                                           Equity + Corporate Debt
                            (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------
                            PTC                                           Mortgage Back Debt
                            (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------
                            Fed Book-Entry                                Government Debt

----------------------------------------------------------------------------------------------------------------------
Zambia                      LuSE                                          Equity + Government Debt
                            (LuSE Central Shares Depository Ltd.)
----------------------------------------------------------------------------------------------------------------------

                                                                              18

                               DOMESTIC AND GLOBAL
                       SPECIAL TERMS AND CONDITIONS RIDER

Domestic Corporate Actions and Proxies

With respect to domestic U.S. and Canadian Securities (the latter if held in DTC), the following provisions shall apply rather than the pertinent provisions of Section 8 of the Agreement and the Global Proxy Service rider:

         Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Securities in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Securities in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Securities, in each case, of which Bank has received notice from the issuer of the Securities, or as to which notice is published in publications routinely utilized by Bank for this purpose

                                                                      Schedule A

Portfolios of the Reserve Funds:

 Reserve Primary Fund
 Reserve Government Fund
 Reserve Interstate Fund
 Reserve New York Tax-Exempt Fund
 Reserve Connecticut Tax-Exempt Fund
 Reserve Massachusetts Tax-Exempt Fund
 Reserve New Jersey Tax-Exempt Fund
 Reserve U.S. Treasury Fund
 Reserve Convertible Securities Fund
 Reserve Florida Tax-Exempt Fund
 Reserve Offshore Fund
 Reserve Mid-Cap Growth Fund
 Reserve Large-Cap Value Fund
 Reserve Strategist Money-Market Fund
 Reserve Small-Cap Growth Fund
 Reserve California Tax-Exempt Fund
 Reserve, Blue Chip Growth Fund
 Reserve Informed Investor Growth Fund
 Reserve Pennsylvania Tax-Exempt Fund
 Reserve International Equity Fund
 Reserve Primary Institution Fund
 Reserve U.S. Government Institutional Fund
 Reserve U.S. Treasury Institutional Fund
 Reserve Interstate Tax-Exempt Institutional Fund
 Reserve Ohio Tax-Exempt Fund
 Reserve Michigan Tax-Exempt Fund
     The InterVest Fund
     - InverVest Fixed-Rate Fund
     - InterVest Variable-Rate Fund


                                                                              20